Commitments Commitments	12 Months Ended
Dec. 31, 2020
Disclosure of additional information [Abstract]
Commitments

19.	COMMITMENTS
Capital commitments
    As of December 31, 2020, the Company has $36.1 million in committed capital purchases (December 31, 2019 - $44.0 million).
Royalties
At the Mulatos Mine, the Company pays a royalty obligation to the Mexican government of 0.5% Extraordinary Mining Duty, which totaled $1.3 million for the year ended December 31, 2020 (2019 - $1.0 million). During the first quarter of 2019, the Company reached two million ounces of cumulative production at the Mulatos Mine, thus completing the third party royalty commitment. The Company incurred royalty expense of $2.1 million in 2019 related to this commitment.
The Company pays a 1.5% net smelter royalty on production from the Young-Davidson mine. For the year ended December 31, 2020, the Company recorded a royalty expense of $3.3 million (2019 - $4.0 million). In addition, other royalties related to production totaled $0.4 million for the year ended December 31, 2020 (2019 - $0.4 million).
At the Island Gold mine, there is an approximate 2.2% net smelter royalty on production from a range of claims on the property following the repurchase of an NSR in the first quarter of 2020 (note 7). For the year ended December 31, 2020, the Company recorded a royalty expense of $5.2 million (2019 - $9.9 million).
In addition, a third party has a 2% net smelter return royalty on production from a portion of the Company's Turkish projects. The Company is also subject to a state royalty on production in Turkey, subject to certain deductions. No payments have been made, as the projects are not in production.